united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE  19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 4/30

Date of reporting period: 4/30/22

Item 1. Reports to Stockholders.

Annual Report

April 30, 2022

CMG MAULDIN CORE FUND

Class A Shares – GEFAX Class I Shares – GEFIX

CMG TACTICAL BOND FUND

Class A Shares – CHYAX Class I Shares – CHYOX

CMG TACTICAL ALL ASSET STRATEGY FUND

Class A Shares – CMGQX Class I Shares – CMGHX

1-866-CMG-9456
www.cmgmutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Shareholder,

The purpose of this letter is to review performance, provide a comparison of performance vs. appropriate benchmarks, and discuss our outlook for the CMG Mauldin Core Fund, the CMG Tactical All Asset Strategy Fund and the CMG Tactical Bond Fund.

CMG Mauldin Core Fund

The Fund returned -2.35% (Class A Shares) and -2.08% (Class I Shares) over the past year (May 1, 2021 through April 30, 2022), net of fees. The Morningstar Tactical Allocation Category, the Fund’s peer group, returned -5.15% over the past year (May 1, 2021 through April 30, 2022). The benchmark for the Fund, the Morningstar Moderate Target Risk TR Index, returned -6.42% over the past year (May 1, 2021 through April 30, 2022).

The Fund began the second quarter 2021 in a moderately aggressive risk position as equity markets climbed higher. The portfolio was well positioned to capture market upside with over 80% of the portfolio invested in equities in April. Domestic equities accounted for the majority of equity holdings, with international developed and emerging markets accounting for less than 25% of total equity exposure. Domestic equity positions were predominately in a mix of large caps, small caps with targeted holdings in dividend appreciation funds, technology and the natural resources sector. International exposure was allocated to broad, index based funds with the exception of a Japan focused position. Long government bonds accounted for the majority of the Fund’s fixed income allocation, followed by ultrashort duration and emerging markets bonds.

In May, the Fund reduced equity exposure modestly in favor of commodities, namely gold and a diversified basket of commodities. Equity holdings, remained similarly positioned as the prior month, albeit with an uptick in international developed positions and the addition of value biased large cap holdings. Fixed income positions were also relatively unchanged with long government bonds accounting for over 60% of all fixed income positions. The Fund was generally positioned the same way in June. During the month domestic equity holdings increased as a percentage of total equity holdings at the expense of international developed positions. Large caps again made up the majority of domestic equity holdings although some positions were trimmed and reallocated to value and quality oriented funds. Commodity holdings, primarily in gold, remained steady in June, ranging between 8-9%.

The Fund began the third quarter in an aggressive risk position, overweight equities and underweight fixed income. Equity holdings were predominately in domestic equities with utilities, large caps and technology the largest holdings during July. The bond rally in the second quarter continued into July and the fund’s fixed income holdings, specifically, long government bonds, benefited from the tailwind. The mix of equity, fixed income and commodity allocations remained relatively unchanged in August while the composition of underlying holdings shifted. Utilities were sold in favor of larger caps and domestic equities again accounted for the majority of the portfolio’s equity holdings. In addition to large cap exposure, the next largest positions were technology and dividend focused funds. International exposure was primarily in developed markets with positions in broad EFA indexed funds as well as Europe and Japan focused holdings. Long government bonds still accounted for the largest percentage of fixed income exposure despite being trimmed and reallocated to inflation protected bonds.

After seven straight months of positive equity returns, markets cooled in September, as inflation and Fed tapering concerns contributed to a market pullback. Equities and bonds posted negative returns while commodities had their best month of the third quarter. Although equity positions remained similarly allocated to where they were in July and August (large caps and technology again accounting for most of the allocation), the fund’s fixed income holdings were diversified more broadly. Long government bonds accounted for half of the Fund’s fixed income allocation and contributed to most of the losses in that part of the portfolio. However, the Fund benefited from reallocating to ultrashort duration, high yield and inflation protected bonds, mitigating the impact of the bond market sell-off. Inflation protected bonds and high yield bonds, while negative for the month, outperformed other fixed income segments. Commodity holdings were stable during the quarter, ranging between 7-8% of total portfolio exposure. Gold accounted for the majority of that allocation with the balance represented by a broadly diversified basket of commodities.

The Fund began the fourth quarter in a moderately aggressive risk position, overweight equities and underweight fixed income. Equity markets moved higher, rebounding from a difficult September. Domestic equity positions were favored over international stocks and were primarily allocated to large cap, diversified indices including technology. Amongst foreign positions, developed markets outweighed emerging markets as they did for most of 2021. Positions in developed markets were allocated to EFA indexed funds, some of which were currency hedged, and to Japan-focused holdings. The Fund’s sole position in emerging markets was allocated to India. Long government, ultrashort duration and inflation protected bonds accounted the majority of fixed income exposure. The portfolio was similarly allocated in October but after a strong start to the quarter, equity markets drew down again and the composition of the Fund’s equity holdings rotated from higher beta exposures to more defensive positions including utilities, value-oriented funds and low volatility and quality large-cap funds. International equity holdings remained unchanged and fixed income positions were little changed as well.

The Fund reduced portfolio risk in December, impacted by the failing momentum of equity markets. Equity exposure was reduced in favor of fixed income and the composition of holdings across both asset classes become more defensive. Equities were almost completely invested in U.S. markets, overweight to large caps. Additionally, several positions were defensive in nature, such as utilities, or were skewed towards high quality and lower volatility funds. The Fund increased allocations to dividend appreciation funds at the expense of higher beta holdings in technology and small caps. In the fixed income portfolio holdings, long government bonds positions were cut in half and reallocated primarily to ultrashort duration bonds. Inflation pressures remained persistent throughout the fourth quarter and the Fund has benefited from its positions in inflation protected bonds, which ranged between 20-27% since August and through 2021 year-end. Commodity exposure over the quarter was steady, accounting for roughly seven percent of Fund’s total portfolio. Exposure was allocated primarily to gold and a broadly diversified basket of commodities.

To start the New Year, the portfolio was overweight equities and underweight fixed income. Stocks and bonds declined in January as markets fretted over inflation and Fed policy. Equity holdings were allocated to technology, utilities and large caps, accounting for over half of the Fund’s equity exposure. Fixed income positions were well diversified with holdings spread across intermediate and long government, high yield, inflation protected and ultrashort duration bonds. After the sharp decline to start the year, the Fund turned more defensive in February by reducing equity exposure in favor of ultrashort duration bonds, accounting for over 60% of all total fixed income exposure. The next largest holding was in inflation-protected bonds, which the strategy held consistently for several quarters.

As commodity prices jumped and inflation remained elevated, the strategy increased its inflation protected bond exposure in March. Ultrashort duration bonds were again the top position in the portfolio. Intermediate, long, corporate and world bonds accounted for the balance of the Fund’s fixed income holdings. Equity exposure ticked up modestly but remained defensive or hedged in some cases. The largest positions in the portfolio were technology, utilities and dividend focused funds. Commodity exposure for the quarter was primarily in gold with the remainder allocated to a broadly diversified basket of commodities.

CMG Tactical All Asset Strategy Fund

The Fund returned -6.19% (Class A Shares) and -5.94% (Class I Shares) over the past year (May 1, 2021 through April 30, 2022), net of fees. The Morningstar Macro Trading Category, the Fund’s peer group, returned +0.43% over the past year

(May 1, 2021 through April 30, 2022). The benchmark for the Fund, the Morningstar Moderate Target Risk TR Index, returned -6.42% over the past year (May 1, 2021 through April 30, 2022).

The Fund performed well during the second quarter 2021, capturing market upside and adding to strong gains from the start of the year. The portfolio was aggressively positioned at the start of April and remained significantly overweight equities for the entire second quarter. Equity allocations were primarily in domestic stocks, including a mix of large caps, small caps, technology and transportation. International holdings were split between broad emerging market holdings and an India, country specific position. In May, the Fund maintained significant equity exposure but the composition of holdings shifted. Transportation and India were sold in favor of financials, MLPs and gold miner equities. The portfolio continued to hold international bond exposure during the month, its lone fixed income position. However, in June, the Fund traded out of international bonds and into high yield bonds, but did not add any additional fixed income exposure. Equity positions shifted modestly, moving out of financials in favor of real estate and out of emerging markets and into a Latin America focused position.

The Fund was aggressively positioned during the third quarter, contributing to flat and then positive performance in July and August before the equity market sell-off in September wiped out the gains from the previous two months. The Fund began the quarter with close to 90% invested in equities, primarily in domestic large caps and technology with additional allocations to real estate, Latin America and gold miner equities. In July, equity exposure was reduced modestly and reallocated to fixed income, specifically high yield bonds which accounted for all of the Fund’s fixed income exposure. The portfolio continued to rotate positions in August by trading into energy and biotech sector funds while the balance of equity exposure remained in large caps and technology. Fixed income positions also turned over as high yield bonds were sold in favor of international and municipal bonds. September was a difficult month for both equities and bonds and the Fund, aggressively positioned, also declined, albeit less than the boarder market indices. The Fund held equity exposure in large caps and technology while remaining positions rotated into Japanese and Indian equities in addition to a defensive allocation to the lower beta utilities sector.

The Fund was allocated almost 90% to equities in October. Top positions during the month included technology, large caps, real estate and energy. International exposure was limited to a hedged position in Japanese equities. The lone fixed income position in the portfolio was allocated to municipal bonds. The Fund was even more bullish in November as equity exposure rose to approximately 96% of the portfolio with the balance held in cash. Utilities, energy and technology position accounted for the majority of equity exposure for the month. After a challenging month for equities, markets rebounded in December. The Fund performed well, overweight equities, but by year end, rotated into a more defensive posture. The Fund reduced equity exposure to just over 60%, raised cash and allocated to both fixed income and commodities. Equity exposure was diversified across utilities, large caps, technology, small caps and real estate. The Fund held two fixed income positions, in long government and corporate bonds. The Fund’s sole commodity position was allocated to diversified basket of commodities.

The Fund began 2022 in a moderate aggressive risk position, holding large positions in technology, energy and utilities. Equity markets struggled to start the year and the Fund declined in line with broader market indices. However, by February, the strategy repositioned, jettisoning its fixed income positions in favor of increased commodity exposure. Furthermore, the Fund turned more defensive with cash as the largest holding for the month. Equity positions shifted out of higher beta sectors like technology in favor of energy, transportation and real estate. The portfolio reallocation paid off in March as the Fund performed very well, returning over 5%. Energy and gold were the main drivers of performance as the war in Ukraine sent commodity prices higher. Equity holdings remained primarily allocated to energy, transportation, utilities and Latin America. With bonds still under pressure, the strategy did not allocate to any fixed income positions during the month. The first quarter 2022 was a particularly difficult market environment as neither stocks nor bonds performed well. Fortunately, the strategy was able to mitigate its drawdown due to a broad mandate and tactical process, allowing the portfolio to benefit from moves to upward trending sectors like energy and by increasing its allocation to commodities.

CMG Tactical Bond Fund

The Fund returned -5.66% (Class A Shares) and -5.31% (Class I Shares) over the past year (May 1, 2021 through April 30, 2022), net of fees. The Morningstar Nontraditional Bond Category, the Fund’s peer group, returned -3.53% over the period (May 1, 2021 through April 30, 2022). The benchmark for the Fund, the Bloomberg U.S. Corporate High Yield Bond Index, returned -5.22% over the past year (May 1, 2021 through April 30, 2022).

The Fund was fully invested in high yield bonds during the second quarter 2021. A difficult first quarter for fixed income set the stage for a rebound in the second, with the most beat up segments, like long duration government bonds outpacing other segments, including high yield. The inflationary fears that contributed to the sell-off at the start of 2021 were overshadowed by growth concerns as yields again plummeted during the second quarter. High yields carried this momentum over from the second quarter, performing well through most of July 2021. The Fund moved to a defensive position at the end of the month and stayed put for all of August. At the start of September, the Fund moved back into high yields but by month-end had traded back into a defensive position that was held through third quarter end and into October. High yields, traded higher for most of the third quarter before the market pull back in September impacted both stocks and bonds. Higher duration bonds were most effected and while high yields posted a negative return in September, the drawdown was modest and outperformed, on a relative basis, most other fixed income options.

The Fund remained in a defensive position until early November at which time the portfolio bought back into high yields for several weeks before again turning defensive. Stock and bond market volatility, spurred by concerns over inflation, lead to choppy returns in the fourth quarter 2021 and high yields were no exception. In response, the strategy was more active and as a result, the Fund traded back into high yields in early December, holding those positions through year end. Despite inflationary pressures and concerns about the Fed’s response, high yield bonds performed well for most of 2021. Even during the more volatile fourth quarter, the spread on high yield bonds only moved about 60-70 bps and did not even reach levels from the start of the year. The Fund began the New Year invested in high yield bonds before moving to a defensive position early in January. The Fund remained defensive for the remainder of the quarter and through April. Inflation continued to run hot and as the Fed became more hawkish to start 2022, fixed income assets were decimated. Unlike 2021, high yield bonds were not spared, declining close to 5% during the first quarter alone and the trend remains decidedly bearish. The Fed is preparing for several more hikes, suggesting that additional depreciation is expected before bond markets find some support.

Market Outlook

The global economy can’t catch a break. Just when most countries were seeing a light at the end of the tunnel, after two years of a global pandemic and concerns about COVID fading into the background, the macroeconomic outlook is grim. Inflation, already at multi-decade highs, surged in response to the brutal Russian attack on Ukraine and the extended lockdowns of major Chinese cities. Commodity prices, oil in particular, rose to multi-year highs, further stressing consumers already facing rising prices across all economic sectors. Coming into the New Year, investors were attentively focused on inflation and the Fed’s response. However, after a brutal first quarter during which GDP contracted, markets now have to keep one eye on inflation and the other on growth.

For close to two years, rebounding off the lows of the pandemic in March of 2020, equity markets moved steadily higher from new high to new high, buttressed by the optimism of an economic re-opening. That optimism has now been replaced by greater macroeconomic and geopolitical uncertainty. Despite a furious rally at the end of March, equities plummeted again in April, taking the major indices right back to the lows of the year. For investors allocated to traditional stock and bond models, there was no safe harbor to be found in fixed income. Bonds, usually a counterbalance to equity risk, had the worst quarter in several decades.

It was always going to be difficult to engineer a soft landing and the Fed got both good news and bad news this year. The bad news is that inflation is anything but transitory at this point and the Fed is now forced to tighten policy faster than it would like. However, the counterintuitive silver lining comes from market’s renewed focus on slower growth and the cover it gives to Chairman Powell to raise interest rates to a lower target level than most prognosticators were forecasting. Just a couple of months after many economists were suggesting 3-4% as the Fed funds rate target, those levels look punitive when weighed against slowing growth, ongoing supply chain bottlenecks and a geopolitical earthquake in Eastern Europe. The Fed is still likely to implement additional hikes in the next several months but the likelihood of rates hitting the higher range of market estimates will decline as market calls for a recession increase. The path forward is could be more measured as the Fed would no doubt like to avoid reversing course and damaging its credibility further in the event economic growth falters or geopolitical risks increase.

For months there was speculation that Vladimir Putin would invade the Ukraine but when it happened it was nonetheless a big surprise. Most observers and political analysts assumed that Putin was posturing and hoping to extract concessions from both the Ukrainians and NATO. For close to two decades now, Putin has harassed Europe and the U.S. in myriad ways with little consequence. Targeted assassinations through the use of radioactive poisons, cybersecurity attacks, fly-bys testing our defenses and provocation of our military as well as repetitive attempts to meddle in U.S. and European elections are just some of the provocations. Internally, Putin has either killed or exiled all political rivals not named Alexei Navalny, leaving a broken opposition. Optimists hoping that Putin might be removed from power should temper expectations as the capacity for protest is practically nil and punishment for dissent severe.

Based on this recent history, Putin assumed that a lack of unity within NATO would allow his war on the Ukraine to proceed unopposed. Additionally, his hubris, led him to underestimate the resolve of the Ukrainian people. It is no exaggeration to say that Putin has grossly miscalculated. Not only is the war going atrociously for Russia, Putin must now deal with economic sanctions that have likely pushed the Russian economy into recession. A Russian default is still a real possibility. Russian propaganda, domestically and internationally, has become less effective as each claim has become more outlandish and farfetched with each day. Furthermore, with the West united, Putin has had to turn to China for support, looking more like a junior partner than a superpower. Ironically, one of the bogus justifications for Putin’s attack was NATO’s expansion east. No event in recent history has unified NATO more than the current war, bringing a fractious European caucus into agreement on aid to the Ukraine, energy policy and unified economic sanctions. Even countries that have historically remained neutral, like Switzerland, or were outside of NATO, like Sweden and Finland, have condemned Putin’s actions and taken action. Thanks in part to this cohesion and a stunning resolve, Ukraine, has been able to repel Russia for now. While the outcome in the near term remains uncertain, the geopolitical world order is going to look very different moving forward inevitably leading to a reorientation of economic policy, specifically as it pertains to supply chains and energy security.

The immediate market impact manifested itself in higher commodity prices, namely oil. Russia is the third largest oil producer in the world and Europe has been reliant on Russian gas for years. Unsurprisingly, energy prices surged higher after the invasion. However, as the war drags on, the effect on agriculture is further feeding inflation. The Ukraine is a large producer and exporter of various crops. Ukraine is the world’s seventh-largest producer of Corn and fourth-largest exporter, eighth-largest producer of wheat and sixth-largest exporter and it is the world’s largest producer of sunflower seed oil, responsible for 47% of global exports last year. The global shock is likely to be two fold as planting season will be impacted by the war, leading to lower yields and the crops that are harvested, are less likely to be exported, as domestic consumption is prioritized for the war effort. The brutality of the Russian invasion in this context, conjures memories of the Holodomor, further uniting the Ukrainian people. The Ukrainian famine in the 1930s killed between 3-5 million people (some estimates are even higher) in what is widely recognized as a genocide perpetrated by Stalin to crush independence movements in the Ukraine.

The final factor driving inflation is the continuous bottleneck in global supply chains. Growing optimism on trade reversed as China implements its zero-COVID policy that resulted in lock downs of Shanghai and several other major cities. In response, economic activity in China declined significantly and global suppliers are facing the longest delays in supplies of raw materials in over two years. Port blockages, like in Shanghai, will take time to work through. Chinese officials still expect to hit their growth targets this year, but that looks more farfetched as the economic damage from the lockdowns lingers.

Kindest regards,

PJ Grzywacz

President, CMG Capital Management Group, Inc.

June 3, 2022

5539-NLD-6/22/2022

Additional Index Disclosure: The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged index that covers the universe of fixed-rate, noninvestment grade debt. The Morningstar Moderate Target Risk Index is a rules-based index based on a well-established asset allocation methodology from Ibbotson Associates, a Morningstar company. The index seeks to provide both capital appreciation and income. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50-70% of assets in equities. The index is rebalanced annually. The Morningstar Tactical Allocation Category: The Tactical Allocation Category contains funds that seek to provide capital appreciation and income by actively shifting allocations across investments. These portfolios have material shifts across equity regions, and bonds sectors on a frequent basis. To qualify for the tactical allocation category, the fund must have minimum exposures of 10% in bonds and 20% in equity. Next, the fund must historically demonstrate material shifts in sector or regional allocations either through a gradual shift over three years or through a serious of material shifts on a quarterly basis. Within a three-year period, typically the average quarterly changes between equity regions and bond sectors exceeds 15% or the difference between the maximum and minimum exposure to a single equity or bond sector exceeds 50%. The Morningstar Macro Trading Category: Funds in this category trade a broad range of securities based on a combination of macroeconomic indicators and fundamental data for security selection. Although uncorrelated over a full market cycle, macro strategies tend to be directional over short periods of time, resulting in episodic correlation and the potential for significant drawdowns. The Morningstar Nontraditional Bond Category: The Nontraditional Bond Category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Many funds in this group describe themselves as “absolute return” portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self-described “unconstrained” portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high-yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest-rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra-short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios. Definitions: Long: Buying a security such as a stock, commodity or currency, with the expectation that the asset will rise in value. Short: Any sale that is completed by the delivery of a security borrowed by the seller. Short sellers assume they will be able to buy the stock at a lower amount that the price at which they sold short.

CMG Mauldin Core Fund

PORTFOLIO REVIEW (Unaudited)

April 30, 2022

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2022

			Annualized
		Annualized	Since
CMG Mauldin Core Fund:	One Year	5 Year	Inception*
Class A
Without sales charge	-2.35%	3.51%	2.82%
With sales charge	-7.97%	2.30%	2.14%
Class I	-2.08%	3.71%	3.05%
MSCI All Country World Index Gross	-5.04%	10.00%	8.89%
Morningstar Moderate Target Risk TR Index	-6.42%	6.50%	6.17%

*	Class A and Class I shares commenced operations on May 15, 2013.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

The Morningstar Moderate Target Risk TR Index is a rules-based index based on a well- established asset allocation from Ibbotson Associates, a Morningstar company. The index seeks to provide both capital appreciation and income. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50-70% of assets in equities. The index is rebalanced annually. Investors cannot invest directly in an index or benchmark.

The CMG Mauldin Core Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the CMG Mauldin Core Fund or any member of the public regarding the advisability of investing in equities and bonds generally or in the CMG Mauldin Core Fund in particular or the ability of The MorningStar Moderate Target Risk Total Return Index to track general equities and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR MODERATE TARGET RISK TOTAL RETURN INDEX OR ANY DATA INCLUDED THERIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THERIN.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s advisor has contractually agreed to reduce its fees and to reimburse expenses at least until August 31, 2022. The Fund’s total annual operating expense, before fee waiver and/or reimbursements, including underlying fund fees is 2.13% for Class A and 1.88% for Class I shares per the most recent prospectus. The Fund’s total annual fund operating expenses after fee waiver and/or reimbursement excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 3.25% for Class A and 3.00% for Class I of average daily net assets, per the most recent prospectus. The performance data does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

CMG Mauldin Core Fund

PORTFOLIO REVIEW (Unaudited) (Continued)

April 30, 2022

Portfolio Composition as of April 30, 2022 (Unaudited)

Percent of
Net Assets
Exchange-Traded Funds:	92.3%
Equity	65.7%
Fixed Income	21.5%
Commodity	4.0%
Specialty	1.1%
Closed End Fund:	6.6%
Commodity Fund	6.6%
Short-Term Investment	1.4%
Liabilities in Excess of Other Assets	-0.3%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

CMG Tactical Bond Fund

PORTFOLIO REVIEW (Unaudited)

April 30, 2022

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2022

		Annualized	Annualized
CMG Tactical Bond Fund:	One Year	5 Year	Since Inception*
Class A
Without sales charge	-5.66%	0.30%	0.44%
With sales charge	-11.09%	-0.88%	-0.42%
Class I	-5.31%	0.69%	1.05%
Bloomberg U.S. Corporate High Yield Index	-5.22%	3.69%	4.31%

*	Class I shares commenced operations on October 6, 2014. Class A shares commenced operations on May 29, 2015. Bloomberg U.S. Corporate High Yield Index since inception performance is as of October 6, 2014.

The Bloomberg U.S. Corporate High Yield Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s advisor has contractually agreed to reduce its fees and to reimburse expenses at least until August 31, 2022. The Fund’s total annual operating expense, before fee waiver and/or reimbursements, including underlying fund fees is 2.16% for Class A and 1.76% for Class I shares per the most recent prospectus. The Fund’s total annual fund operating expenses after fee waiver and/or reimbursement excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 3.25% for Class A and 3.00% for Class I of average daily net assets, per the most recent prospectus. The performance data does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of April 30, 2022 (Unaudited)

Percent of
Net Assets
Exchange-Traded Fund:	87.7%
Fixed Income	87.7%
Short-Term Investment	12.4%
Liabilites in Excess of Other Assets	-0.1%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

CMG Tactical All Asset Strategy Fund

PORTFOLIO REVIEW (Unaudited)

April 30, 2022

Comparisons of the Change in Value of a $10,000 Investment

Annualized Total Returns as of April 30, 2022

			Annualized
		Annualized	Since
CMG Tactical All Asset Strategy Fund:	One Year	5 Year	Inception*
Class A
Without sales charge	-6.19%	1.65%	2.04%
With sales charge	-11.58%	0.46%	1.04%
Class I	-5.94%	1.90%	2.30%
Morningstar Moderate Target Risk TR Index	-6.42%	6.50%	7.13%

*	Class A and Class I shares commenced operations on May 2, 2016. The Fund’s inception date was April 29, 2016.

The Morningstar Moderate Target Risk TR Index is a rules-based index based on a well-established asset allocation methodology from Ibbotson Associates, a Morningstar company. The index seeks to provide both capital appreciation and income. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50-70% of assets in equities. The index is rebalanced annually. Investors cannot invest directly in an index or benchmark.

The CMG Tactical All Asset Strategy Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the CMG Tactical All Asset Strategy Fund or any member of the public regarding the advisability of investing in equities and bonds generally or in the CMG Tactical All Asset Strategy Fund in particular or the ability of The MorningStar Moderate Target Risk Total Return Index to track general equities and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR MODERATE TARGET RISK TOTAL RETURN INDEX OR ANY DATA INCLUDED THERIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THERIN.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s advisor has contractually agreed to reduce its fees and to reimburse expenses at least until August 31, 2022. The Fund’s total annual operating expense, before fee waiver and/or reimbursements, including underlying fund fees is 2.03% or Class A and 1.78% for Class I shares per the most recent prospectus. The Fund’s total annual fund operating expenses after fee waiver and/or reimbursement excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 3.25% for Class A and 3.00% for Class I of average daily net assets, per the most recent prospectus. The performance data does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

CMG Tactical All Asset Strategy Fund

PORTFOLIO REVIEW (Unaudited) (Continued)

April 30, 2022

Portfolio Composition as of April 30, 2022 (Unaudited)

Percent of
Net Assets
Exchange-Traded Funds:	85.9%
Equity	75.7%
Fixed Income	10.2%
Closed End Fund:	9.3%
Commodity Fund	9.3%
Short-Term Investment	4.8%
Liabilities in Excess of Other Assets	-0.0%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

CMG MAULDIN CORE FUND
SCHEDULE OF INVESTMENTS
April 30, 2022

Shares		Fair Value
	CLOSED END FUND — 6.6%
	COMMODITY - 6.6%
116,503	Sprott Physical Gold Trust(a)	$1,744,050

	TOTAL CLOSED END FUND (Cost $1,701,133)	1,744,050

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 92.3%
	COMMODITY - 4.0%
57,021	Invesco Optimum Yield Diversified Commodity	1,063,442

	EQUITY - 65.7%
6,133	Invesco Nasdaq 100 ETF	790,789
115,883	Invesco S&P 500 Downside Hedge ETF	4,010,711
4,976	Invesco S&P 500 Low Volatility ETF	325,182
3,429	Invesco S&P 500 Quality ETF	158,968
17,030	iShares Core S&P Small-Cap ETF	1,693,123
8,546	iShares MSCI India ETF	372,947
842	iShares MSCI USA Momentum Factor ETF	123,715
11,906	ProShares Short S&P500(a)	182,995
3,103	Schwab U.S. Large-Cap Value ETF	209,204
4,095	SPDR S&P Dividend ETF	507,862
56,386	Utilities Select Sector SPDR Fund	4,018,066
11,992	Vanguard Dividend Appreciation ETF	1,845,089
82,975	Xtrackers S&P 500 ESG ETF	3,080,862
		17,319,513
	FIXED INCOME - 21.5%
8,325	iShares 0-5 Year TIPS Bond ETF	867,798
2,515	iShares iBoxx $ Investment Grade Corporate Bond ETF	283,189
39,605	iShares US Treasury Bond ETF	956,461
31,007	Janus Henderson Short Duration Income ETF	1,515,001
5,714	SPDR Portfolio Long Term Treasury ETF	196,162
23,341	SPDR Portfolio TIPS ETF	685,292
4,023	Vanguard Total International Bond ETF	204,489
19,464	WisdomTree Floating Rate Treasury Fund	980,402
		5,688,794

CMG MAULDIN CORE FUND
SCHEDULE OF INVESTMENTS (Continued)
April 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 92.3% (Continued)
	SPECIALTY - 1.1%
11,007	Invesco DB US Dollar Index Bullish Fund(a)	$303,463

	TOTAL EXCHANGE-TRADED FUNDS (Cost $25,196,859)	24,375,212

Shares		Fair Value
	SHORT-TERM INVESTMENT — 1.4%
	MONEY MARKET FUND - 1.4%
360,539	Federated Hermes Institutional Prime Obligations, Institutional Class, 0.36% (Cost $360,539)(b)	360,539

	TOTAL INVESTMENTS - 100.3% (Cost $27,258,531)	$26,479,801
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(83,010)
	NET ASSETS - 100.0%	$26,396,791

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2022.

CMG TACTICAL BOND FUND
SCHEDULE OF INVESTMENTS
April 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUND — 87.7%
	FIXED INCOME - 87.7%
30,207	Janus Henderson Short Duration Income ETF	$1,475,914

	TOTAL EXCHANGE-TRADED FUND (Cost $1,497,811)	1,475,914

Shares		Fair Value
	SHORT-TERM INVESTMENT — 12.4%
	MONEY MARKET FUND - 12.4%
209,055	Federated Hermes Institutional Prime Obligations, Institutional Class, 0.36% (Cost $209,055)(a)	209,055

	TOTAL INVESTMENTS – 100.1% (Cost $1,706,866)	$1,684,969
	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%	(2,110)
	NET ASSETS - 100.0%	$1,682,859

ETF	- Exchange-Traded Fund

(a)	Rate disclosed is the seven day effective yield as of April 30, 2022.

CMG TACTICAL ALL ASSET STRATEGY FUND
SCHEDULE OF INVESTMENTS
April 30, 2022

Shares		Fair Value
	CLOSED END FUND — 9.3%
	COMMODITY - 9.3%
39,350	Sprott Physical Gold Trust(a)	$589,070

	TOTAL CLOSED END FUNDS (Cost $605,006)	589,070

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 85.9%
	EQUITY - 75.7%
13,661	Global X MLP & Energy Infrastructure ETF	568,981
45,125	iShares Latin America 40 ETF	1,177,763
1,326	SPDR S&P 500 ETF Trust	546,312
18,627	Utilities Select Sector SPDR Fund	1,327,359
5,431	Vanguard Real Estate ETF	564,498
4,209	Vanguard Value ETF	592,206
		4,777,119
	FIXED INCOME - 10.2%
7,035	SPDR Bloomberg 1-3 Month T-Bill ETF(a)	643,140

	TOTAL EXCHANGE-TRADED FUNDS (Cost $5,601,657)	5,420,259

Shares		Fair Value
	SHORT-TERM INVESTMENT — 4.8%
	MONEY MARKET FUND - 4.8%
301,571	Federated Hermes Institutional Prime Obligations, Institutional Class, 0.36% (Cost $301,563)(b)	301,571

	TOTAL INVESTMENTS - 100.0% (Cost $6,501,683)	$6,310,900
	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%	(2,447)
	NET ASSETS - 100.0%	$6,308,453

ETF	- Exchange-Traded Fund

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2022.

CMG Funds
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2022

			CMG Tactical
	CMG Mauldin	CMG Tactical	All Asset
	Core Fund	Bond Fund	Strategy Fund
Assets:
Investments at Fair Value (Cost $27,258,531, $1,706,866, and $6,501,683, respectively)	$26,479,801	$1,684,969	$6,310,900
Dividends and Interest Receivable	45	29	234
Receivable for Fund Shares Sold	1,335	—	—
Prepaid Expenses	4,481	11,879	14,066
Total Assets	26,485,662	1,696,877	6,325,200

Liabilities:
Payable to Related Parties	38,585	578	5,965
Accrued Advisory Fees	20,436	1,327	3,794
Payable for Fund Shares Redeemed	17,540	3,873	5,501
Accrued Distribution Fees	9,650	6,769	335
Accrued Expenses and Other Liabilities	2,660	1,471	1,152
Total Liabilities	88,871	14,018	16,747

NET ASSETS	$26,396,791	$1,682,859	$6,308,453

Composition of Net Assets:
Paid-in-Capital	$26,316,420	$3,271,498	$7,064,130
Accumulated Earnings (Losses)	80,371	(1,588,639)	(755,677)
Net Assets	$26,396,791	$1,682,859	$6,308,453

Net Asset Value, Offering and Redemption Price Per Share
Class A Shares:
Net Assets	$2,249,529	$46,472	$60,292
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	227,005	5,038	5,720
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$9.91	$9.22	$10.54
Maximum Offering Price Per Share (Maximum sales charge of 5.75%)	10.51	9.78	11.18

Class I Shares:
Net Assets	$24,147,262	$1,636,387	$6,248,161
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	2,411,751	177,712	596,806
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$10.01	$9.21	$10.47

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2022

			CMG Tactical All
	CMG Mauldin	CMG Tactical Bond	Asset Strategy
	Core Fund	Fund	Fund
Investment Income:
Dividend Income	$642,661	$125,913	$321,526
Interest Income	143	—	370
Total Investment Income	642,804	125,913	321,896

Expenses:
Administration Fees	389,709	72,391	90,255
Investment Advisory Fees	313,572	47,558	48,321
Third Party Administrative Servicing Fees	13,271	365	3,960
Custody Overdraft Fees	5,231	10,773	283
Distribution Fees- Class A	6,495	208	166
Total Expenses	728,278	131,295	142,985

Net Investment Income (Loss)	(85,474)	(5,382)	178,911

Net Realized and Unrealized Gain on Investments:
Net Realized Gain (Loss) From:
Investments	2,733,930	(70,498)	(174,713)
Underlying Investment Companies	1,398	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(3,115,710)	(82,463)	(398,865)
Net Realized and Unrealized Loss on Investments	(380,382)	(152,961)	(573,578)

Net Decrease in Net Assets Resulting From Operations	$(465,856)	$(158,343)	$(394,667)

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS

	CMG Mauldin Core Fund		CMG Tactical Bond Fund
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	April 30, 2022	April 30, 2021	April 30, 2022	April 30, 2021
Operations:
Net Investment Income (Loss)	$(85,474)	$(53,723)	$(5,382)	$261,011
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions and Underlying Investment Companies	2,735,328	5,740,208	(70,498)	457,443
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(3,115,710)	1,785,212	(82,463)	33,381
Net Increase (Decrease) in Net Assets Resulting From Operations	(465,856)	7,471,697	(158,343)	751,835

Distributions to Shareholders from:
Return of Capital
Class A	—	—	(234)	(2,302)
Class I	—	—	(30,225)	(29,605)
Total Distributions Paid
Class A	(420,523)	(66,332)	—	(9,228)
Class I	(4,222,498)	(1,189,187)	—	(271,663)
Total Distributions to Shareholders	(4,643,021)	(1,255,519)	(30,459)	(312,798)

Beneficial Interest Transactions:
Class A Shares:

Proceeds from Shares Issued	509,121	387,008	7,942	1,694,588
Distributions Reinvested	379,554	63,150	234	493
Cost of Shares Redeemed	(688,007)	(813,719)	(18,261)	(3,683,277)
Total Class A Transactions	200,668	(363,561)	(10,085)	(1,988,196)

Class I Shares:
Proceeds from Shares Issued	2,950,987	7,169,062	703,016	8,864,817
Distributions Reinvested	3,848,590	1,128,674	29,728	300,185
Cost of Shares Redeemed	(7,974,440)	(39,619,923)	(6,627,567)	(37,481,239)
Total Class I Transactions	(1,174,863)	(31,322,187)	(5,894,823)	(28,316,237)

Net Decrease in Net Assets Resulting from Beneficial Interest Transactions	(974,195)	(31,685,748)	(5,904,908)	(30,304,433)

Decrease in Net Assets	(6,083,072)	(25,469,570)	(6,093,710)	(29,865,396)

Net Assets:
Beginning of Year	32,479,863	57,949,433	7,776,569	37,641,965
End of Year	$26,396,791	$32,479,863	$1,682,859	$7,776,569

Share Activity:
Class A Shares:
Shares Issued	41,961	34,859	806	176,755
Shares Reinvested	35,505	5,535	24	51
Shares Redeemed	(60,728)	(72,163)	(1,859)	(378,345)
Net increase (decrease) in shares of beneficial interest outstanding	16,738	(31,769)	(1,029)	(201,539)

Class I Shares:
Shares Issued	246,736	645,322	72,320	923,828
Shares Reinvested	356,681	98,402	3,018	30,992
Shares Redeemed	(679,927)	(3,473,088)	(687,792)	(3,876,789)
Net decrease in shares of beneficial interest outstanding	(76,510)	(2,729,364)	(612,454)	(2,921,969)

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	CMG Tactical All Asset Strategy Fund
	For the Year	For the Year
	Ended	Ended
	April 30, 2022	April 30, 2021
Operations:
Net Investment Income	$178,911	$2,345
Net Realized Gain (Loss) on Investments	(174,713)	1,428,378
Net Change in Unrealized Appreciation (Depreciation) on Investments	(398,865)	96,620
Net Increase (Decrease) in Net Assets Resulting From Operations	(394,667)	1,527,343

Distributions to Shareholders from:
Total Distributions Paid
Class A	(1,427)	—
Class I	(163,390)	(37,820)
Total Distributions to Shareholders	(164,817)	(37,820)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	4,768	4,826
Distributions Reinvested	1,427	—
Cost of Shares Redeemed	(11,747)	(145,204)
Total Class A Transactions	(5,552)	(140,378)

Class I Shares:
Proceeds from Shares Issued	1,266,800	1,251,375
Distributions Reinvested	163,225	37,789
Cost of Shares Redeemed	(1,120,993)	(3,228,533)
Total Class I Transactions	309,032	(1,939,369)

Net Increase (Decrease) in Net Assets Resulting from Beneficial Interest Transactions	303,480	(2,079,747)

Decrease in Net Assets	(256,004)	(590,224)

Net Assets:
Beginning of Year	6,564,457	7,154,681
End of Year	$6,308,453	$6,564,457

Share Activity:
Class A Shares:
Shares Issued	421	427
Shares Reinvested	127	—
Shares Redeemed	(1,014)	(14,855)
Net decrease in shares of beneficial interest outstanding	(466)	(14,428)

Class I Shares:
Shares Issued	112,350	124,795
Shares Reinvested	14,626	3,637
Shares Redeemed	(98,784)	(317,220)
Net increase (decrease) in shares of beneficial interest outstanding	28,192	(188,788)

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Mauldin Core Fund
	Class A
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	April 30, 2022		April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018
Net Asset Value, Beginning of Year	$11.97		$10.57	$10.92	$10.79	$10.40
Increase (Decrease) From Operations:
Net investment income (loss) (a)	(0.06)		(0.05)	0.05	0.05	0.08
Net realized and unrealized gain (loss) on investments	(0.08)		1.75	(0.25)	0.12	0.45
Total from operations	(0.14)		1.70	(0.20)	0.17	0.53
Distributions to shareholders from:
Net investment income	—		—	(0.14)	—	(0.00	) (e)
Net realized gains	(1.92)		(0.30)	(0.01)	(0.04)	(0.14)
Total distributions	(1.92)		(0.30)	(0.15)	(0.04)	(0.14)
Net Asset Value, End of Year	$9.91		$11.97	$10.57	$10.92	$10.79
Total Return (b)	(2.35)%		16.26%	(1.93)%	1.60%	5.06%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$2,250		$2,516	$2,559	$4,586	$4,649
Ratio of expenses to average net assets (c)	2.66	% (f)	1.98%	1.75%	1.66%	1.52%
Ratio of net investment income (loss) to average net assets (c)(d)	(0.49	)% (f)	(0.42)%	0.49%	0.48%	0.76%
Portfolio turnover rate	372%		437%	278%	324%	220%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Amount is less than $0.005 per share.

(f)	The ratios include 0.02% for the year ended April 30, 2022 attributed to overdraft expense.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Mauldin Core Fund
	Class I
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	April 30, 2022		April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018
Net Asset Value, Beginning of Year	$12.04		$10.62	$10.98	$10.82	$10.46
Increase (Decrease) From Operations:
Net investment income (loss) (a)	(0.03)		(0.01)	0.08	0.08	0.04
Net realized and unrealized gain (loss) on investments	(0.08)		1.73	(0.25)	0.13	0.50
Total from operations	(0.11)		1.72	(0.17)	0.21	0.54
Distributions to shareholders from:
Net investment income	—		(0.00)	(0.18)	(0.01)	(0.04)
Net realized gains	(1.92)		(0.30)	(0.01)	(0.04)	(0.14)
Total distributions	(1.92)		(0.30)	(0.19)	(0.05)	(0.18)
Net Asset Value, End of Year	$10.01		$12.04	$10.62	$10.98	$10.82
Total Return (b)	(2.08)%		16.40%	(1.69)%	1.93%	5.13%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$24,147		$29,964	$55,390	$65,567	$68,814
Ratio of expenses to average net assets (c)	2.41	% (e)	1.73%	1.51%	1.41%	1.33%
Ratio of net investment income (loss) to average net assets (c)(d)	(0.27	)% (e)	(0.09)%	0.69%	0.73%	0.37%
Portfolio turnover rate	372%		437%	278%	324%	220%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	The ratios include 0.02% for the year ended April 30, 2022 attributed to overdraft expense.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Tactical Bond Fund
	Class A
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	April 30, 2022		April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018
Net Asset Value, Beginning of Year	$9.81		$9.63	$9.82	$9.42	$9.75
Increase (Decrease) From Operations:
Net investment income (loss) (a)	(0.07)		0.07	0.16	0.22	0.18
Net realized and unrealized gain (loss) on investments	(0.48)		0.17	(0.13)	0.37	(0.33)
Total from operations	(0.55)		0.24	0.03	0.59	(0.15)
Distributions to shareholders from:
Net investment income	—		(0.05)	(0.22)	(0.19)	(0.18)
Return of capital	(0.04)		(0.01)	—	—	—
Total distributions	(0.04)		(0.06)	(0.22)	(0.19)	(0.18)
Net Asset Value, End of Year	$9.22		$9.81	$9.63	$9.82	$9.42
Total Return (b)	(5.66)%		2.52%	0.27%	6.31%	(1.57)%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$46		$60	$1,999	$548	$557
Ratio of expenses to average net assets (c)	2.88	% (e)	1.78%	1.79%	1.74%	1.78%
Ratio of net investment income to average net assets (c)(d)	(0.71	)% (e)	0.72%	1.69%	2.26%	1.91%
Portfolio turnover rate	810%		989%	959%	433%	886%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	The ratios include 0.20% for the year ended April 30, 2022 attributed to overdraft expense.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Tactical Bond Fund
	Class I
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	April 30, 2022		April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018
Net Asset Value, Beginning of Year	$9.77		$9.60	$9.78	$9.42	$9.75
Increase (Decrease) From Operations:
Net investment income (loss) (a)	(0.01)		0.09	0.24	0.27	0.22
Net realized and unrealized gain (loss) on investments	(0.51)		0.19	(0.17)	0.35	(0.33)
Total from operations	(0.52)		0.28	0.07	0.62	(0.11)
Distributions to shareholders from:
Net investment income	—		(0.10)	(0.25)	(0.26)	(0.22)
Return of capital	(0.04)		(0.01)	—	—	—
Total distributions	(0.04)		(0.11)	(0.25)	(0.26)	(0.22)
Net Asset Value, End of Year	$9.21		$9.77	$9.60	$9.78	$9.42
Total Return (b)	(5.31)%		2.90%	0.73%	6.68%	(1.18)%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$1,636		$7,717	$35,643	$36,937	$12,197
Ratio of expenses to average net assets (c)	2.63	% (e)	1.53%	1.38%	1.32%	1.35%
Ratio of net investment income to average net assets (c)(d)	(0.10	)% (e)	0.86%	2.51%	2.87%	2.25%
Portfolio turnover rate	810%		989%	959%	433%	886%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	The ratios include 0.20% for the year ended April 30, 2022 attributed to overdraft expense.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Tactical All Asset Strategy Fund
	Class A
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	April 30, 2022		April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018
Net Asset Value, Beginning of Year	$11.49		$9.22	$10.06	$10.19	$10.32
Increase (Decrease) From Operations:
Net investment income (loss) (a)	0.27		(0.02)	0.12	0.07	0.02
Net realized and unrealized gain (loss) on investments	(0.97)		2.29	(0.96)	(0.20)	0.26
Total from operations	(0.70)		2.27	(0.84)	(0.13)	0.28
Distributions to shareholders from:
Net investment income	(0.25)		—	—	—	(0.06)
Net realized gains	—		—	—	—	(0.35)
Total distributions	(0.25)		—	—	—	(0.41)
Net Asset Value, End of Year	$10.54		$11.49	$9.22	$10.06	$10.19
Total Return (b)	(6.19)%		24.62%	(8.35)%	(1.28)%	2.61%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$60		$71	$190	$3,033	$18,338
Ratio of expenses to average net assets (c)	2.45	% (e)	1.81%	1.39%	1.43%	1.30%
Ratio of net investment income (loss) to average net assets (c)(d)	2.40	% (e)	(0.24)%	1.25%	0.72%	0.22%
Portfolio turnover rate	670%		709%	563%	400%	627%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	The ratios include less than 0.005% for the year ended April 30, 2022 attributed to overdraft expense.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	CMG Tactical All Asset Strategy Fund
	Class I
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	April 30, 2022		April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018
Net Asset Value, Beginning of Year	$11.42		$9.20	$10.11	$10.20	$10.34
Increase (Decrease) From Operations:
Net investment income (a)	0.31		0.00 (f)	0.12	0.10	0.04
Net realized and unrealized gain (loss) on investments	(0.97)		2.28	(0.92)	(0.19)	0.25
Total from operations	(0.66)		2.28	(0.80)	(0.09)	0.29
Distributions to shareholders from:
Net investment income	(0.29)		(0.06)	(0.11)	—	(0.08)
Net realized gains	—		—	—	—	(0.35)
Total distributions	(0.29)		(0.06)	(0.11)	—	(0.43)
Net Asset Value, End of Year	$10.47		$11.42	$9.20	$10.11	$10.20
Total Return (b)	(5.94)%		24.79%	(8.02)%	(0.88)%	2.68%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$6,248		$6,493	$6,965	$29,962	$13,354
Ratio of expenses to average net assets (c)	2.20	% (e)	1.56%	1.25%	1.06%	1.21%
Ratio of net investment income to average net assets (c)(d)	2.77	% (e)	0.04%	1.25%	1.04%	0.34%
Portfolio turnover rate	670%		709%	563%	400%	627%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	The ratios include less than 0.005% for the year ended April 30, 2022 attributed to overdraft expense.

(f)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

1.	ORGANIZATION

CMG Mauldin Core Fund (the “Mauldin Fund”), CMG Tactical Bond Fund, (the “Bond Fund”) and CMG Tactical All Asset Strategy Fund (“All Asset Fund”) (each a “Fund”, collectively, the “Funds”) are each a diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Funds currently offer Class A shares and Class I shares. Class I shares are offered at net asset value. Class A shares for all Funds are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Funds and classes are identical except for their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to the respective class’s service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The Mauldin Fund seeks capital appreciation as its investment objective. Class A and Class I shares of the Mauldin Fund commenced operations on May 15, 2013. The Bond Fund seeks to generate total returns over a complete market cycle through capital appreciation and income. Class I shares of the Bond Fund commenced operations on October 6, 2014. Class A shares of the Bond Fund commenced operations on May 29, 2015. The All Asset Fund’s investment objective is to generate capital appreciation. Class A and Class I shares of the Tactical Fund commenced operations on May 2, 2016.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” Update.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, which approximates fair value.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk – ETFs, mutual funds and ETNs are subject to investment advisory fees or management fees and other expenses, which are indirectly paid by each Fund. Each are subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which may magnify losses. ETNs are also subject to default risks.

A Fund may hold securities, such as private investments, interests in commodity pools, other non -traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2022, for the Funds’ assets and liabilities measured at fair value:

Mauldin Fund:	Level 1	Level 2	Level 3	Total
Assets*
Closed End Fund	$1,744,050	$—	$—	$1,744,050
Exchange-Traded Funds	24,375,212	—	—	24,375,212
Short-Term Investment	360,539	—	—	360,539
Total Assets	$26,479,801	$—	$—	$26,479,801

Bond Fund:	Level 1	Level 2	Level 3	Total
Assets*
Exchange-Traded Fund	$1,475,914	$—	$—	$1,475,914
Short-Term Investment	209,055	—	—	209,055
Total Assets	$1,684,969	$—	$—	$1,684,969

All Asset Fund:	Level 1	Level 2	Level 3	Total
Assets*
Closed End Fund	$589,070	$—	$—	$589,070
Exchange-Traded Funds	5,420,259	—	—	5,420,259
Short-Term Investment	301,571	—	—	301,571
Total Assets	$6,310,900	$—	$—	$6,310,900

*	Refer to the Schedules of Investments for industry classifications.

The Funds did not hold Level 3 securities during the year.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended April 30, 2019, to April 30, 2021, or expected to be taken in the Funds’ April 30, 2022, year-end tax returns. The Funds identify their major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Pursuant to an investment advisory agreement between the adviser and the Trust, with respect to the Funds (the “Advisory Agreement”), investment advisory services are provided to the Funds by CMG Capital Management Group, Inc. (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.05%, 0.95% and 0.75% of the average daily net assets of the Mauldin Fund, Bond Fund and All Asset Fund, respectively. For the year ended April 30, 2022, the Adviser earned advisory fees of $313,572 for the Mauldin Fund, $47,558 for the Bond Fund and $48,321 for the All Asset Fund.

Effective August 1, 2021, the Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce the Funds’ fees and/or absorb expenses of the Funds until at least August 31, 2022 to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, or extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed the following levels of the average daily net assets attributable to each class of shares:

Fund	Class A	Class I
CMG Mauldin Core Fund	3.25%	3.00%
CMG Tactical Bond Fund	3.25%	3.00%
CMG Tactical All Asset Strategy Fund	3.25%	3.00%

This Agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. These fee waivers and expense reimbursements are subject to possible recapture from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recapture can be achieved without exceeding the lower of the foregoing expense limits as well as any expense limitation that was in place at the time the waiver or reimbursement was made. The Funds had no expense limits in effect prior to August 1, 2021.

For the year ended April 30, 2022, pursuant to the Waiver Agreement, the Adviser waived fees as follows:

Waived
Fund	amount
CMG Mauldin Core Fund	$0.00
CMG Tactical Bond Fund	$0.00
CMG Tactical All Asset Strategy Fund	$0.00

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC ( the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Mauldin Fund may pay up to 0.25% for Class A shares, the Bond Fund may pay up to 0.40% for Class A shares, and the Tactical Fund may pay up to 0.25% for Class A shares per year of its average daily net assets for such distribution and shareholder service activities. During the year ended April 30, 2022, $6,495, $208 and $166 were incurred under the Plan for the Mauldin Fund, Bond Fund and All Asset Fund, respectively. As of April 30, 2022, the Board has not implemented the Plan with respect to the Class I shares of the Funds and no distribution fees have been incurred against the net assets of that class for the year ended April 30, 2022.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended April 30, 2022, the Distributor received underwriter commissions of $7,718 for sales of the Mauldin Fund Class A shares, of which $1,413 were retained by the principal underwriter or other affiliated broker-dealers, respectively.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with UFS, each Fund pays UFS customary fees based on aggregate net assets of the Funds as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Funds. In accordance with this agreement, UFS pays for all other operating expenses for the Funds, including but not limited to legal fees, audit fees, compliance services and custody fees. As of April 30, 2022, the amounts owed to UFS were $38,585, $578 and $5,965 for the Mauldin Fund, Bond Fund and All Asset Fund, respectively. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Funds for serving in such capacities. For the year ended April 30, 2022, the Trustees received fees in the amount of $9,320 on behalf of the Mauldin Fund and $7,456 each from the Bond Fund and the All Asset Fund.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the year ended April 30, 2022 amounted to $110,338,027 and $116,214,085, respectively, for the Mauldin Fund, $37,683,238 and $43,673,926, respectively, for the Bond Fund, and $41,108,014 and $40,988,775, respectively, for the All Asset Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $27,379,496, $1,706,866 and $6,505,355 for the Mauldin Fund, Bond Fund and the All Asset Fund, respectively, and differs from market value by net unrealized appreciation (depreciation) consisted of:

Mauldin Fund
Gross unrealized appreciation:	$356,855
Gross unrealized depreciation:	(1,256,550)
Net unrealized depreciation:	$(899,695)

Bond Fund
Gross unrealized appreciation:	$—
Gross unrealized depreciation:	(21,897)
Net unrealized depreciation:	$(21,897)

Tactical Fund
Gross unrealized appreciation:	$24,964
Gross unrealized depreciation:	(219,419)
Net unrealized depreciation:	$(194,455)

The tax character of distributions paid during the years ended April 30, 2022, and April 30, 2021, was as follows:

For the year ended April 30, 2022:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
CMG Mauldin Core Fund	$3,230,677	$1,412,344	$—	$4,643,021
CMG Tactical Bond Fund	—	—	30,459	30,459
CMG Tactical All Asset Strategy Fund	164,817	—	—	164,817

For the year ended April 30, 2021:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
CMG Mauldin Core Fund	$9,712	$2,223,309	$—	$2,233,021
CMG Tactical Bond Fund	280,891	—	31,907	312,798
CMG Tactical All Asset Strategy Fund	37,820	—	—	37,820

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The CMG Mauldin Core Fund utilized equalization in the amount of $977,502, which resulted in a difference between tax distributions and book distributions as disclosed on the Statement of Changes for the period ended April 30, 2021. Net investment income and net realized gains(losses), as disclosed on the Statements of Operations and net assets were not affected by this reclassification.

As of April 30, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October	Capital Loss	Unrealized
	Ordinary	Long-Term	Loss and Late	Carry	Appreciation/	Total Accumulated
	Income	Capital Gains	Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
CMG Mauldin Core Fund	$—	$980,066	$—	$—	$(899,695)	$80,371
CMG Tactical Bond Fund	—	—	(166,890)	(1,399,852)	(21,897)	(1,588,639)
CMG Tactical All Asset Strategy Fund	28,456	—	(328,702)	(260,976)	(194,455)	(755,677)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gains and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales, passive foreign investment companies and adjustments for partnerships.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The CMG Tactical Bond Fund incurred and elected to defer such late year losses of $10,463.

Capital losses incurred after October 30 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The funds incurred and elected to defer such capital losses as follows:

Late Year Losses
CMG Tactical Bond Fund	$10,463
CMG Tactical All Asset Strategy Fund	—

At April 30, 2022, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains and capital loss carryforwards utilized as follows:

	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
CMG Mauldin Core Fund	$—	$—	$—	$—
CMG Tactical Bond Fund	1,399,852	—	1,399,852	85,929
CMG Tactical All Asset Strategy Fund	260,976	—	260,976	139,496

Permanent book and tax differences, primarily attributable to the tax adjustments of the net operating losses and the reclassification of Funds ordinary distributions resulted in reclassifications for the Funds for the year ended April 30, 2022, as follows:

Accumulated
	Paid In Capital	Earnings (Losses)
CMG Mauldin Core Fund	$—	$—
CMG Tactical Bond Fund	(10,355)	10,355
CMG Tactical All Asset Strategy Fund	—	—

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2022, TD Ameritrade held 25.75% and Charles Schwab held 35.19% of the Mauldin Fund, Axos Clearing LLC held 70.54% of the Bond Fund, and Charles Schwab & Co. held 92.89% of the voting securities of the All Asset Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record by TD Ameritrade, Axos Clearing LLC or Charles Schwab & Co. are also owned beneficially.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Bond Fund currently invests a portion of its assets in Janus Henderson Short Duration Income ETF (“Janus”). The Bond Fund may sell investments in Janus at any time if the Adviser determines that it is in the best interest of the Bond Fund and its shareholders to do so. The performance of the Bond Fund will be directly affected by the performance of Janus. The financial statements of Janus, including the portfolio of investments, can be found at the SEC website www.sec.gov and should be read in conjunction with the Bond Fund’s financial statements. As of April 30, 2022, the percentage of the Bond Fund’s net assets invested in Janus was 87.5%.

8.       SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of CMG Mauldin Core Fund, CMG Tactical Bond Fund, and

CMG Tactical All Asset Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CMG Mauldin Core Fund, CMG Tactical Bond Fund, and CMG Tactical All Asset Strategy Fund (collectively, the Funds), each a separate series of Northern Lights Fund Trust, including the schedules of investments, as of April 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the four years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended April 30, 2018, for the Funds were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated June 28, 2018.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more CMG Capital Management Group, Inc. investment companies since 2019.

Denver, Colorado

June 29, 2022

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011) .	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	ExecutiveVice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020);Vice President and Counsel (2016-2017) and Assistant Vice President and Staff Attorney (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Ultimus Fund Solutions (since 2020); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A
Michael J.Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of April 30, 2022, the Trust was comprised of 68 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-CMG-9456.

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021 through April 30, 2022.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending
	Annualized	Account	Account	Expenses	Ending	Expenses
	Expense	Value	Value	Paid During	Account Value	Paid During
Class A	Ratio	11/1/21	4/30/22	Period *	4/30/22	Period *
Mauldin Fund	2.66%	$1,000.00	$934.30	$12.97	$1,011.79	$13.49
Bond Fund	2.88%	$1,000.00	$945.60	$14.13	$1,010.68	$14.61
All Asset Fund	2.45%	$1,000.00	$932.40	$11.76	$1,012.62	$12.25

Class I
Mauldin Fund	2.41%	$1,000.00	$935.00	$11.76	$1,013.05	$12.23
Bond Fund	2.63%	$1,000.00	$947.50	$12.92	$1,011.94	$13.35
All Asset Fund	2.20%	$1,000.00	$934.00	$10.57	$1,013.86	$11.01

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six-month period ended April 30, 2022 (181) divided by the number of days in the fiscal year (365).

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

CMG FUNDS

Adviser	CMG Capital Management Group, Inc. 1000 Continental Drive, Suite 570 King of Prussia, PA 19406
Sub-Adviser CMG Mauldin Core Fund	Mauldin Solutions, LLC 2900 McKinnon # 1708 Dallas, TX 75201
Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-CMG-9456.

CMG Funds
225 Pictoria Drive ● Suite 450 ● Cincinnati, OH 45246
1-866-CMG-9456

CMG-AR22

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that Mark Taylor is an independent audit committee financial expert.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 – $42,750

2021 – $40,950

(b)	Audit-Related Fees

2022 – None

2021 – None

(c)	Tax Fees

2022 – $10,350

2021 – $10,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - None

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2022	2021
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $10,350

2021 - $10,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Not applicable

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/8/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/8/22

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 7/8/22